                                                              Exhibit 10.3.A.1


			UNITED TECHNOLOGIES CORPORATION
		  Board of Directors Deferred Stock Unit Plan

				  Amendment 1

Whereas, the United Technologies Corporation Board of Directors Deferred Stock Unit Plan (the "Plan") was adopted effective January 1, 1996; and

Whereas, the Board of Directors has approved an amendment to the Plan that will provide each participant with the opportunity to elect to receive 60% or 100% of Directors' Fees in the form of stock option awards in lieu of deferred stock units and/or cash, effective for Directors Fees payable in respect of 2001;

Now therefore, the Plan is hereby amended, effective April 28, 2000, as follows:

1. Article 2 is amended by adding the following definition:

  Stock Option shall mean an option to acquire shares of UTC Common Stock under the United Technologies Corporation Nonemployee Director Stock Option Plan.

2. Article 3 is amended by adding the following section:

   3.04 Stock Options In Lieu Of Stock Units
   A Participant may elect, with respect to each Plan Year, to receive an award of Stock Options in lieu of the Stock Units provided for in Section 3.02. Each Participant may therefore, beginning with Directors Fees payable in respect of 2001, elect to receive 60% or 100% of Directors Fees in the form of Options. The value of the number of Stock Options granted will equal the amount of Directors Fees converted to Stock Options. Value will be calculated on the basis of the Black Scholes valuation model, utilizing the same assumptions then currently employed by the Company with respect to its other Stock Option programs. Stock Options awarded hereunder shall have a grant date as of the first business day of each calendar year. Stock Options shall be administered under and subject to the terms and conditions of the United Technologies Corporation Nonemployee Director Stock Option Plan.

			 UNITED TECHNOLOGIES CORPORATION


			 By: /s/ William L. Bucknall, Jr.
			     William L. Bucknall, Jr.
			     Sr. Vice President Human Resources
			     and Organization

ATTEST:

/s/ Richard M. Kaplan
    Richard M. Kaplan
Date:  July 25, 2000